SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                           FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 31,
1997




                    McKESSON CORPORATION
--------------------------------------------------------------
    (Exact name of registrant as specified in its charter)


     Delaware              1-13252                94-3207296
--------------------------------------------------------------
(State or other       (Commission File       (I.R.S. Employer
jurisdiction of            Number)              Identification
incorporation)                                      Number)


McKesson Plaza
One Post Street
San Francisco, California                               94104
--------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)


                            (415) 983-8300
--------------------------------------------------------------
     (Registrant's telephone number, including area code)

Item 5.   Other Events.
          ------------

On March 31, 1997, the Registrant completed the sale of Millbrook Distribution Services Inc., its Service Merchandising unit, to R.A.B Holdings, Inc., a privately held investment company. The text of the April 2, 1997 press release regarding this announcement is set forth in Exhibit
99.1 to this Current Report on Form 8-K, which exhibit is incorporated herein by reference.



Item 7.   Financial Statements, Pro Forma Financial
          ----------------------------------------------------
          Information and Exhibits.
          ------------------------

          (c)  Exhibits
               --------

               99.1 Press Release of McKesson Corporation
                    dated April 2, 1997






                          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    McKESSON CORPORATION
                                        (Registrant)



Dated:  April 7, 1997    BY:  /s/NANCY A. MILLER
                              Vice President and Secretary

                             EXHIBIT INDEX

Exhibit
   No.                   Title
-------   ---------------------------------------

99.1      Press Release of McKesson Corporation dated April 2,
          1997

                                             Exhibit 99.1

Press Release

Contact:  Janet Bley
          (415) 983-9357




McKESSON CORP. COMPLETES SALE OF SERVICE MERCHANDISING UNIT


SAN FRANCISCO, Wednesday, April 2, 1997 (NYSE:MCK) -- McKesson Corp. today announced that it has completed the sale of Millbrook Distribution Services Inc., its service merchandising unit, to R.A.B. Holdings, Inc., a privately held investment company. Terms of the transaction were not disclosed. However, McKesson estimated that after-tax proceeds would approximate the book value of the business, and that the divestiture would not be dilutive to McKesson shareholders.
     "Under R.A.B. Holdings' ownership, Millbrook will expand its business through improved operational efficiencies, geographic expansion and by making strategic acquisitions," said Millbrook President and CEO Robert A. Sigel, who will remain with the company as president and CEO. Millbrook is one of the nation's largest distributors of health and beauty care, general merchandise and specialty food products to super markets and other retail outlets, servicing over 15,000 stores in 42 states. The company will continue to be headquartered in Leicester, Massachusetts.
     McKesson is the largest health care supply management company in North America through its U.S. health care businesses, its Canadian subsidiary, Medis Health and Pharmaceutical Services, and its minority interest in Mexico's Nadro, S.A. With its recent acquisition of General Medical Inc., the largest multi-market distributor of medical-surgical supplies, McKesson has further extended its leadership in health care supply management. The company also owns McKesson Water Products, a leading U.S. provider of pure drinking water.

                              ###


McKesson news releases are available at no charge through McKesson's NewsOnDemand fax service. To immediately receive an index of available releases, call 1-800-344-6495 and press
2.
On the Internet, visit us on the World Wide Web at:
http://www.McKesson.com